Veridien Climate Action ETF Trading Symbol: CLIA Listed on NYSE Arca, Inc. Summary Prospectus November 7, 2023 www.veridienglobal.com

THIS ETF IS DIFFERENT FROM TRADITIONAL ETFs

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
●	The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
●	These additional risks' may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

Before you invest, you may want to review the Veridien Climate Action ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 21, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.veridienglobal.com. You can also get this information at no cost by calling at (866) 532-3886 or by sending an e-mail request to info@veridienglobal.com.

Investment Objective

The Veridien Climate Action ETF (the “Fund”) seeks long-term growth of capital by investing in public companies with technologies and business models that contribute to climate change mitigation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)	Based on estimated amounts for the current fiscal year

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in equity securities (or corresponding American Depositary Receipts (“ADRs”)) of U.S. and foreign companies, whose activities, business models, or products make a substantial contribution to mitigating climate change. The Fund invests in ADRs to gain exposure to foreign companies, which may include those based in both developed and emerging markets. The Fund may invest in exchange-traded ADRs only if they trade on a U.S. exchange contemporaneously with the Fund’s shares.

The Fund’s sub-adviser, Veridien Global Investors LLC (the “Sub-Adviser”) uses proprietary industry research and a proprietary valuation analysis process to evaluate companies that are candidates for the Fund’s portfolio. The Sub-Adviser employs a multi-step investment process to construct the Fund’s portfolio.

The Fund’s initial universe of candidates includes over ten thousand micro-, small-, mid-, and large-capitalization companies. A micro-capitalization company has a total market capitalization of $300 million or less.

Step 1 (Eligibility for Climate Change Mitigation Objective): From this initial universe, the Sub-Adviser’s methodology requires that a target company is active in a business activity that contributes to mitigating climate change. Examples of such business activities include, but are not limited to, conservation forestry, restoration of wetlands, manufacture of renewable energy technologies, manufacture of low carbon technologies for transport, manufacture of batteries, electricity generation from renewable sources, installation and operation of electric heat pumps, infrastructure for rail transport, data-driven solutions for greenhouse gas (GHG) emissions reductions and professional services related to the energy performance of buildings. The Sub-Adviser also considers companies engaged in “enabling” activities that contribute indirectly to mitigating climate change. For example, the Sub-Adviser will include companies engaged in enabling activities relating to developing renewable energy systems, such as e companies that provide electrical equipment or industrial automation and management of electricity consumption supporting renewable energy sources.

To determine whether a company satisfies Step 1, the Sub-Adviser reviews the target companies’ business activities, and as part of this process uses the “EU Taxonomy,” a globally recognized environmental classification system, as a tool in conducting its analysis. See “Additional Information About the Fund’s Principal Investment Strategies” in the statutory prospectus for more information about the EU Taxonomy.

As part of its Step 1 analysis, the Sub-Adviser reviews data and analysis from third-party vendors (e.g., Sustainalytics Morningstar EU Taxonomy Solutions, Bloomberg), which provides analysis on activities that contribute to mitigating climate change for over 10,500 public companies. The Sub-Adviser then supplements this third-party data with proprietary analysis and research to ensure company analysis reflects current company fundamentals and business activities. The Sub-Adviser analyses detailed product and service sales data to determine each product’s and service’s contribution to mitigating climate change. In instances where a company does not currently report key metrics, the Sub-Adviser analyses business lines, manufacturing processes, and financial statements to identify an industry peer or peer group as a proxy. See “Additional Information About the Fund’s Principal Investment Strategies” in the statutory prospectus for more information about the third-party data.

Step 2 (Substantial Contribution to Mitigating Climate Change): The Sub-Adviser assesses the financials of each company that passes Step 1 to determine the scope of its financial alignment to making a substantial contribution to mitigating climate change. In particular, the Sub-Adviser evaluates a company’s revenues, capital expenditures (CAPEX), and operating expenditures (OPEX).

●	Revenue is the total amount of income generated by the sale of goods and services from a company’s business operations.

●	CAPEX are funds used by a company to acquire, upgrade, and maintain physical assets (e.g., property, buildings, technology, or equipment). A company may use CAPEX to undertake new projects or investments.

●	OPEX are expenses a company incurs through its normal business operations. OPEX may include rent, equipment, inventory costs, marketing, payroll, insurance, and funds allocated for research and development.

Generally, a company is deemed to be making a “substantial contribution to mitigating climate change” and, thus, is eligible for inclusion in the Fund’s portfolio, if:

●	Greater than 50% of the company’s revenue is derived from activities that contribute to mitigating climate change, and/or

●	Greater than 50% of the company’s CAPEX or OPEX is spent on activities that contribute to mitigating climate change.

To make this determination, the Sub-Adviser generally reviews company reporting and financial statements and may rely on data and analysis from third-party data vendors. The Sub-Adviser performs a financial analysis of the company’s product and service sales data, including CAPEX and OPEX data (broken down by category), and determines each product’s and service’s contribution to mitigating climate change. The determination of whether a company is making a substantial contribution to mitigating climate change is made in the context of a company’ size and business. For example, a small company with a limited product line may still be considered to be a significant contributor to mitigating climate change if it satisfies the revenue or CAPEX/OPEX tests described above, even though the company by itself may have a limited ability to impact global climate conditions. In addition, companies that are investing significantly in mitigation activities, by satisfying the revenue or CAPEX/OPEX test described above, may be eligible even though they may currently not be a low carbon emitter.

Step 3 (Fundamental Analysis): The Sub-Adviser next analyzes each remaining candidate based on various qualitative and financial metrics in a four-step process:

1.	Positioning – The Sub-Adviser seeks to determine the importance of decarbonization trends on the company’s business model, outlook for demand for the company’s products or services, and catalysts for value creation.

2.	Qualitative Assessment – which includes the company’s competitive positioning, supply and delivery risks, and its management’s track record.

3.	Financial Analysis - The Sub-Adviser analyzes each company’s:

●	financial statements – the balance sheet, cash flow statements, and income statement that provide details about the balance of income and expenditure over the preceding period; and
●	capital allocation decisions of the company – whether the company reinvests profits in capital expenditures or uses profits for mergers and acquisitions, debt repayment, share buybacks, or dividend payments to shareholders.

4.	Technical Analysis– The Sub-Adviser looks at stock price movements and volume. This stage of analysis also includes a review of the quality of financial information reporting by the company, insider transactions such as purchases or sales of shares by company insiders, and availability of broker coverage of the stock.

Step 4 (Derivation of Risk-Adjusted Target Price): For companies that have passed the initial steps, the Sub-Adviser engages in a deeper analysis of the potential target company and derives a Risk-Adjusted Target Price using a proprietary valuation analysis. The analysis may include, but is not limited to, a company’s target market prospects, its regulatory environment, its management quality, unexplained stock price movements, and other company-specific factors. The Risk-Adjusted Target Price represents the Sub-Adviser’s view of the intrinsic value of a stock.

Step 5 (Portfolio Construction): Under normal market conditions, the Fund’s portfolio will include the securities of companies that the Sub Adviser believes have a Risk-Adjusted Target Price that is significantly above the then-current market price of the security at the time of investment. The weight of the companies in the Fund’s portfolio will be determined by the Sub-Adviser’s view of the potential upside between the security’s current market price and its Risk-Adjusted Target Price. The Fund’s portfolio will typically hold the securities of between 35 and 50 companies.

Under normal market conditions, the Fund’s holdings of micro-cap stocks will represent less than 10% of the portfolio.

The Sub-Adviser evaluates the Fund’s portfolio on a continual basis and adjusts the respective weights of companies in the Fund’s portfolio based on the difference between the market price and Risk-Adjusted Target Price. Portfolio positions are added to and trimmed such that the position size of companies in the portfolio are weighted according to the Sub-Adviser’s adjusted view of the potential upside between the security’s current market price and its Risk-Adjusted Target Price.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in companies making a substantial contribution to mitigating climate change. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Portfolio Transparency Risk/ETF Risks. Unlike traditional ETFs, the Fund does not tell the public what assets it holds each day. Instead, the Fund provides a verified intraday indicative value (VIIV), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying net asset value (NAV) per share of the Fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the Fund. Similarly, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information secret, some market participants may attempt to use the VIIV to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s website will contain a historical comparison of each business day’s final VIIV to that business day’s NAV and the specific methodology for calculating the VIIV. Because the Fund utilizes this non-transparent ETF structure, it is subject to additional or enhanced ETF Risks.

●	Trading Issues Risk. Trading in Fund shares on the Listing Exchange (as defined below) may be halted in certain circumstances. If at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have a readily available market quotations, the Fund’s Sub-Adviser will request the Listing Exchange to halt trading of the Fund. There may be other instances that require a trading halt specific to the VIIV. If there is a discrepancy of sufficient magnitude in the Fund’s VIIV calculation, the Fund’s Sub-Adviser will request the Listing Exchange to halt trading. This “circuit breaker” is designed to prevent the VIIV from reflecting outlier prices. For more information see “The Verified Intraday Indicative Value” section below.

●	Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on portfolio securities. In times of market volatility, if trading is halted in some of the securities that the Fund holds, there may be a disconnect between the market price of those securities and the market price of the Fund. If at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the Fund’s Sub-Adviser will request NYSE Arca Inc. (the “Listing Exchange”) to halt trading on the Fund, meaning that investors would not be able to trade their shares. During any such trading halt, the VIIV would continue to be calculated and disseminated. Trading halts may have a greater impact on the Fund than traditional ETFs because of its lack of transparency. Additionally, the Fund’s Sub-Adviser monitors the bid and ask quotations for the securities the Fund holds, and, if it determines that such a security does not have readily available market quotations (such as during an extended trading halt), it will post that fact and the name and weighting of that security in the Fund’s VIIV calculation on the Fund’s web site. This information should permit market participants to calculate the effect of that security on the VIIV calculation, determine their own fair value of the disclosed portfolio security, and better judge the accuracy of that day’s VIIV for the Fund. An extended trading halt in a portfolio security could exacerbate discrepancies between the VIIV and the Fund’s NAV.

●	Authorized Participant/ Authorized Participant Representative Concentration Risk. The creation and redemption process for the Fund occurs through a confidential brokerage account (Confidential Account) with an agent, called an AP Representative, on behalf of an Authorized Participant. Each day, the AP Representative will be given the names and quantities of the securities to be deposited, in the case of a creation, or redeemed, in the case of a redemption (Creation Basket), allowing the AP Representative to buy and sell positions in the portfolio securities to permit creations or redemptions on the Authorized Participant’s behalf, without disclosing the information to the Authorized Participant. The Fund may have a limited number of institutions that act as Authorized Participants and AP Representatives, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. The fact that the Fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants and AP Representatives. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.

●	Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. Premiums and discounts may be larger for this Fund than other ETFs because of its unique structure lack of transparency. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV. Additionally, in times of stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This could lead to wider bid/ask spreads and differences between the market price of the ETF’s shares and the underlying value of those shares.

For at least the first three years after launch of the Fund, the Board of Trustees (Board) will promptly meet if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the market closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 1.00% or the bid/ask spread exceeds 1.00%. In such a circumstance, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creation Units, changing the Fund’s investment objective or strategy, and liquidating the Fund.

●	Price Volatility Risk. The value of the Fund’s shares may fluctuate significantly in the short term. The Fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling the Fund’s shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Climate Change Consideration Risk. Applying the Sub-Adviser’s proprietary analysis to focus on companies whose activities, business models or products make a substantial contribution to mitigating climate change may exclude securities of certain issuers, and therefore the Fund may forgo some market opportunities available to funds that do not use these criteria. As a result, at times, the Fund may underperform funds that are not subject to similar investment considerations. Additionally, the Fund will be more susceptible to events or factors affecting market segments that are focused on climate change solutions. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Growth Stocks Risk. Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Models and Data Risk. The composition of the Fund’s portfolio relies, in part, on proprietary investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

Decarbonization Government Policy Risk. Many economic sectors, countries, and jurisdictions, including those in which the Fund may invest, are currently and in the future may be, subject to a general transition to a greener, lower carbon and less polluting economic model. The adoption of clean and low-emission energy technologies and processes for some companies in which the Fund invests is currently driven in part by government policies targeting reduced greenhouse gas (“GHG”) emissions.  If governments globally were to abandon or diminish these reduction initiatives, this may have the effect of reducing the corporate incentives to adopt clean and low-emission energy technologies and processes, resulting in less activity in this area and potentially adversely affecting certain companies within the Fund.

Decarbonization Technologies Risk. Various technologies and processes are being developed for use by companies seeking to reduce GHGs. There can be no guarantee that these technologies or processes will be successfully implemented and achieve goals of lower GHG emissions.

Environmental Risks.

●	Climate Change Risk. The Fund may invest in companies that have exposure to potential physical risks resulting from climate change, such as extreme weather. These risks may arise in respect of a company itself, its affiliates or in its supply chain and/or apply to a particular economic sector, geographical or political region, and may adversely affect the value of the Fund’s shares.

●	Natural Resource Depletion Risk. The relationship between businesses and natural resources is becoming increasingly important due to the scarcity of fresh water, loss of biodiversity and risks arising from land use. Reduced supply or allocation of water and/or increased cost in supply and controls over its use may adversely impact the operations, revenue, and expenses of certain industries in which the Fund may invest.

●	Pollution and Waste Risk. Pollution adversely affects the environment and may for example, result in negative impact on human health, damage to ecosystems and biodiversity and reduced crop harvests. Measures introduced by governments or regulators to reduce pollution and control and reduce waste may adversely impact the operations, revenue, and expenses of industries in which the Fund may invest.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Securities Risk. The Fund will invest in foreign securities only indirectly, via exchange-listed ADRs (see Depositary Receipt Risk below). Nonetheless, investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Investing in emerging markets can have more risk than investing in developed foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s investment adviser or an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not sell or redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a newly formed entity and has no experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness. In addition, although the Sub-Adviser has retained third-party vendors (e.g., compliance services, operations, etc.), the Sub-Adviser currently has limited resources, which may prevent it from being able to continue to provide sub-advisory services if the principal becomes incapacitated and may result in the Fund not achieving its investment objective. Over time, the Sub-Adviser will augment its resources as market conditions permit. In addition, the Sub-Adviser regularly evaluates its business continuity plan with the Fund’s adviser to ensure continuity of operations and portfolio management should a disruption to operations occur.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The lasting effects of COVID-19 on the global economy and the recovery from COVID-19 are uncertain and may last for an extended period. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.CLIA-ETF.com.

Management

Investment Adviser

Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Veridien Global Investors LLC (the “Sub-Adviser”) serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Ariane Mahler, Chief Investment Officer for the Sub-Adviser, has served as the Fund’s portfolio manager since its inception in 2023.

Paulus Ingram, Portfolio Manager and Head of Impact and Engagement of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2023.

Charles A. Ragauss, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2023.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem through an AP Representative. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Listing Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.CLIA-ETF.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.